Exhibit 10.9

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

PREAMBLE:

------------------------------------------------------------------------------------------------------------------------------

ISSUER - NEXTEL TELECOMUNICAÇÕES LTDA., limited liability company, with registered office at Av. das Nações Unidas, 14.171, 32° andar, Rochavera Crystal Tower , São Paulo (SP, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 66.970.229/0001-67, herein represented by the persons duly qualified and undersigned.

------------------------------------------------------------------------------------------------------------------------------

CREDITOR - BANCO DO BRASIL S.A., mixed economy company, with registered office in Brasilia, Federal District, at SBS Quadra 01, Bloco C, Lote 32 - Setor Bancário Sul, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.000.000/0001-91, by its branch, Large Corporate Agency 3070 (SP), located in the city of São Paulo, State of São Paulo, at Av. Paulista, 2.300, 2nd floor, Cerqueira César, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.000.000/1947-00, herein represented by Mr. João Marcos Mizobuti, Brazilian, married, bank worker, resident and domiciled in Atibaia (SP), bearer of driver´s license Nr. 03228530867, issued by DETRAN/SP, registered with the Taxpayers’ Registry of the Ministry of Finance CPF/MF under Nr. 059.052.748-78 and Mrs. Eliane Aparecida Scarponi Sartorelli, Brazilian, married, bank worker, resident and domiciled in São Caetano do Sul (SP), bearer of ID card Nr. 22.077.941, issued by SSP/SP, registered with the Taxpayers’ Registry of the Ministry of Finance CPF/MF under Nr 174.173.148-80, duly undersigned.

------------------------------------------------------------------------------------------------------------------------------

GUARANTOR - NEXTEL TELECOMUNICAÇÕES S.A., corporation, with registered office at Alameda Santos, 2.356 and 2.364, 7th Floor, Cerqueira Cesar, ZIP 01418-200, in the city of São Paulo, State of São Paulo, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.169.369/0001-22, herein represented by the persons duly qualified and undersigned.

------------------------------------------------------------------------------------------------------------------------------

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

CONSIDERING THAT on October 31, 2012, Issuer issued in favor of Creditor, the Bank Credit Note Nr. 307.001.181, in the amount of four hundred million Reais (BRL 400,000,000.00) (the “Note”);

CONSIDERING THAT on February 13, 2015, Issuer and Creditor entered into the first amendment to the Bank Credit Note Nr. 307.001.181, amending, among other conditions, the interest rate incurring on the outstanding balance found on the Escrow Account and including additional guarantee and personal security to comply with obligations therein (the “First Amendment” and, together with the Note, the “CCB”);

CONSIDERING THAT Issuer and Creditor intend to amend, with no intention to novate, the Note in order to amend some terms;

THE PARTIES RESOLVE to execute this Second Amendment to the Bank Credit Note Nr. 307.001.181, under the following terms and conditions.

CLAUSE ONE – INTRODUCTION – CCB Introduction shall be in effect with the following writing:

“I. INTRODUCTION:

1.1. - ISSUER:

Corporate Name: NEXTEL TELECOMUNICAÇÕES LTDA. (“Issuer”)

CNPJ (Corporate Taxpayer Number): 66.970.229/0001-67

Address: Av. das Nações Unidas 14.171, 32nd Floor, Rochavera Crystal Tower

City: São Paulo          State: SP

Zip Code: 04794-000

Branch: Large Corporate SP 3070 (SP)

Account: 5.567-0 (“Account”)

1.2. DATA ON THE CREDIT OPERATION:

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

Amount: four hundred million Reais (BRL 400,000,000.00) (“Principal”)

Final due date: 10/31/2019

Dates of Payment of Financial Fees: (i) financial fees will be due on 03/31, 06/30, 09/30 and 12/31 each year by 07/01/2016 (including) and (ii) each month starting on 07/01/2016 (exclusive) (“Date of Payment of Fees”)

Number of copies of this Bank Credit Note: one (1) negotiable and two (2) non-negotiable copies.”

CLAUSE TWO – CREDIT – Clause 1 in the CCB shall be in effect with the following writing:

“1. CREDIT – On the dates of payment in Clause 9 below, by October 31, 2019, we shall pay in Brazilian currency, under this Bank Credit Note (“Note”), which characteristics are described in the preamble, to BANCO DO BRASIL S.A. (“Creditor”), financial institution, with registered office in the city of Brasilia, Federal District, at SBS Quadra 01, Bloco C, Lote 32 - Setor Bancário Sul, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.000.000/0001-91, by its branch, Agência Large Corporate 3070 (SP), located in the city of São Paulo, State of São Paulo, at Av. Paulista, 2.300, 2nd floor, Cerqueira César, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.000.000/1947-00, or to its order, on the location of payment indicated in the Clause Location of Payment, the right and enforceable net debt, corresponding to the amount in Item 1.2. in the preamble (“Principal”), added with Financial Fees, as set forth in this Note.”

CLAUSE THREE – PAYMENT TERMS – Clause 9 in the CCB shall be in effect with the following writing:

“9. PAYMENT TERMS – Without prejudice to the due date determined before and obligations provided for in other Clauses, we agree upon paying to Creditor the amounts related to this Note, as follows: a) Principal shall be paid in installments, with due dates and par value described in the payment schedule in

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

Exhibit I to this Note, and the first installment is due on 07/01/2016 and the last installment is due on 10/31/2019 (each date indicated in Exhibit I, a “Date of Payment of Principal Amount”); and b) Financial Fees: quarterly, by 07/01/2016 (inclusive) and monthly, starting on 07/01/2016 (exclusive), on each Date of Payment of Fees, according to Clause 1.2 in the Preamble of this Note, agreeing upon paying the final installment of the Principal on 10/31/2019, every pecuniary obligation arising out of this Note. Any receipt of installments outside the agreed upon terms shall be mere tolerance and shall not affect in any way the due dates or other Clauses and conditions in this Note, and shall not imply novation or amendment to the agreement, including regarding fees arising out of interest.”

CLAUSE FOUR – PAYMENT SCHEDULE – Due to the inclusion of the principal payment schedule to this the Note, as per the current Clause Nine (Means of Payment), Exhibit I is included to the Note in exact accordance with Exhibit A of this Amendment.

CLAUSE FIVE – ANTICIPATED DUE DATE – Line (t) in Clause 10 in the CCB shall be in effect with the following writing, and Clause 10 shall be in effect with additional line (aa) below:

“(t) should the index found by dividing the Net Debt by EBITDA be higher than four (4.0) for the first half in 2016, three point five (3.5) in the second half in 2016, and two point five (2.5) starting on the first half in 2017 (including), to be calculated under the terms in Clause 10.2, compliant with the terms in Clauses 10.4 and 10.5.

(aa) (i) upon being in effect, change to the judicial recovery plan of NII Holdings, Inc. that (a) could imply, directly or indirectly, the inability of Nextel or Nextel S.A. to comply with the obligations under this Note and/or (b) contemplates assumption, by Brazilian Affiliates, of no obligation or lien in disagreement or inconsistent with the terms in this Note; or (ii) change or revocation in the

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

competent judicial decision that confirms the judicial recovery plan of NII Holdings, Inc.”

CLAUSE SIX – FINANCIAL INDEX – Clause 10.4 in the CCB shall be in effect with the following writing:

10.4. If at a specific period of auditing of obligations addressed in this Clause, ISSUER fails to comply with the index set forth above, ISSUER shall have additional ten (10) working days, from the notification by the CREDITOR in this sense, to solve the respective default, by any operation under which this index may be reestablished, including, without limitation, the ISSUER´s capital increase in to reduce the Net Debt, with or without partial payment of this Note. In this case, this reestablishment, provided that it occurs within ten (10) working days and accepted by the CREDITOR upon written notice, shall be deemed as effective on the date of determination of the respective index, with no penalty applicable to the ISSUER.

CLAUSE SEVEN – ASSIGNMENT – The Clause addressing assignment in the CCB shall be in effect with the following writing:

“17. ASSIGNMENT – This Note may be subject to assignment and endorsement by the CREDITOR upon prior notice (ten (10) working days in advance) to the ISSUER, under the terms in the civil and commercial law, and the assignee/endorsee is not required to be a financial institution or any equal entity.”

CLAUSE EIGHT – REGISTRATION

CREDITOR shall present this amendment to be registered by the Registry of Titles and Documents in the City of São Paulo, Capital. Registration expenses shall be borne by the ISSUER who, hereby, authorizes the debt of the respective amounts from account Nr. 5567-0, maintained at CREDITOR’s branch 3070-8.

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

Upon agreement, CREDITOR, ISSUER and GUARANTOR, with no further intention to novate, ratify the Bank Credit Note amended herein in all its terms, clauses, and conditions that are not expressly amended hereby, which is part of the note, creating an indivisible and unique document for all due purposes.

In witness thereof, we sign this Bank Credit Note in four (4) copies of equal tenor, being one negotiable copy, for all due purposes.

São Paulo (SP), 25 junho, 2015

ISSUER:

NEXTEL TELECOMUNICAÇÕES LTDA., limited liability company, with registered office in São Paulo (SP), at Avenida das Nações Unidas, 14.171, 32nd Floor, Rochavera Crystal Tower, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 66.970.229/0001-67, herein represented by:

	/s/ Shamim Khan		/s/ Gokul Hemmady
_______	__________________________	_______	_____________________
Initials:	Name: Shamim Khan Occupation: Chief Financial Officer Marital Status: Nationality: Resident at: ID: CPF/MF Nr.	Initials:	Name: Gokul Hemmady Occupation: President Marital Status: Nationality: Resident at: ID: CPF/MF Nr.

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

GUARANTOR:

NEXTEL TELECOMUNICAÇÕES S.A., corporation, with registered office at Alameda Santos Nr. 2.356, 7th floor, Cerqueira Cesar, Zip Code: 01418-200, in the city of São Paulo, State of São Paulo, registered with the Taxpayers’ Registry of the Ministry of Finance CNPJ/MF under Nr. 00.169.369/0001-22, herein represented by:

	/s/ Shamim Khan		/s/ Gokul Hemmady
_______	__________________________	_______	_____________________
Initials:	Name: Shamim Khan Occupation: Chief Financial Officer Marital Status: Nationality: Resident at: ID: CPF/MF Nr.	Initials:	Name: Gokul Hemmady Occupation: President Marital Status: Nationality: Resident at: ID: CPF/MF Nr.

CREDITOR:

BANCO DO BRASIL S.A.

	/s/ João Marcos Mizobuti		/s/ Eliane Aparecida S. Sartorelli
_______	__________________________	_______	_____________________
Initials:	Name: João Marcos Mizobuti Occupation: Bank Worker Marital Status: Married Nationality: Brazilian Resident at: Atibaia/SP Drive License: 03228530867	Initials:	Name: Eliane Aparecida S. Sartorelli Occupation: Bank Worker Marital Status: Single Nationality: Brazilian Resident at: São Caetano do Sul ID: 22.077.941 SSP/SP

SECOND AMENDMENT TO THE BANK CREDIT NOTE Nr. 307.001.181, ISSUED BY POR NEXTEL TELECOMUNICAÇÕES LTDA., ON 10/31/2012 IN FAVOR OF BANCO DO BRASIL S.A., THE AMOUNT OF FOUR HUNDRED MILLION REAIS (BRL 400.000.000,00)

CPF/MF Nr. 059.052.748-78	CPF/MF Nr. 174.173.148-80